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                                                                   EXHIBIT 10.11

                               FIRST AMENDMENT TO
                             REIMBURSEMENT AGREEMENT

      THIS FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT (this "Amendment"), dated as of April 28, 2005, is executed by and among WCA WASTE SYSTEMS, INC., a Delaware corporation (the "Borrower"), WASTE CORPORATION OF TEXAS, L.P., a Delaware limited partnership (the "Account Party"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to Wells Fargo Bank Texas, National Association), as issuing bank under the Agreement as defined hereinafter (in such capacity, the "Issuing Bank").

                                   RECITALS:

      A. The Borrower, the Account Party and the Issuing Bank executed that certain Reimbursement Agreement dated as of August 30, 2002 (as the same has been amended, modified, supplemented and restated from time to time, the "Agreement").

      B. The Borrower, the Account Party, and the Issuing Bank desire to amend the Agreement as described herein, subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound (all provisions of this Amendment being effective as of the date hereof unless otherwise stated herein):

                                   ARTICLE I

                                  Definitions

      Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                            Amendments to Agreement

      Section 2.1 Amendment to Section 3(a). Effective as of the date hereof,
Section 3(a) of the Agreement is amended and restated in its entirety to ready as follows:

            (a) Quarterly Redemption of Bonds. Borrower and Account Party covenant to take all necessary action to prepay the Installment Payments and cause optional redemptions of the Bonds pursuant to Section 3.01(b) of the Indenture and this Section 3 at a price equal to the principal amount of the Bonds to be redeemed, together with accrued interest to the redemption date, on the Quarterly Dates, commencing with June 1, 2005. The principal amounts of Bonds to be redeemed on each such Quarterly Date shall be as follows:

                                       1

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
 Quarterly Date:               Amount:
-----------------             --------
   June 1, 2005               $300,000
September 1, 2005             $300,000
 December 1, 2005             $300,000
  March 1, 2006               $300,000
   June 1, 2006               $300,000
September 1, 2006             $300,000
 December 1, 2006             $400,000
  March 1, 2007               $300,000
   June 1, 2007               $300,000
September 1, 2007             $300,000
 December 1, 2007             $300,000
  March 1, 2008               $300,000
   June 1, 2008               $300,000
September 1, 2008             $300,000
 December 1, 2008             $400,000
  March 1, 2009               $300,000
   June 1, 2009               $300,000
September 1, 2009             $300,000
 December 1, 2009             $300,000
  March 1, 2010               $300,000

            Notwithstanding the foregoing, Issuing Bank reserves the right to modify the amount of the principal payments on the Bonds to be redeemed on each Quarterly Date if Issuing Bank determines that the actual use of the proceeds of the Bonds have been materially different from the use of the proceeds of the Bonds as provided in the budget furnished to Issuing Bank prior to the date of this Agreement.

      Section 2.2 Amendment to Definitions of in Section 19. Effective as of the date hereof, the following definitions in Section 19 of the Agreement are amended and restated in their entirety to read as follows:

            "Credit Agreement" shall mean that certain First Lien Credit Agreement dated as of April 28, 2005 by and among Borrower, the lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent, the Collateral Agent and as Issuing Bank, as the same may be amended,

                                       2

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      restated, supplemented or modified from time to time. On April 28, 2005 the Expiration Date (as defined in the Letter of Credit) is March 30,
      2010.

            "Letter of Credit" shall mean Issuing Bank's irrevocable direct-pay Letter of Credit No. NZS453090 dated August 30, 2002 in favor of the Trustee, as may be extended, together with any amendments thereto and any substitutions thereof.

            "Security Instruments" shall mean the Security Agreements and other Loan Documents as such terms are defined in the Credit Agreement.

                                  ARTICLE III

                              Conditions Precedent

      Section 3.1 Condition. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Amendment. The Issuing Bank shall have received this Amendment executed by the Borrower, the Account Party, and the Issuing Bank.

            (b) Credit Agreement. The Issuing Bank shall have received the Credit Agreement executed by the Borrower, the Issuing Bank and the other lenders party thereto.

            (c) Other Documents. Such other documents, agreements, and instruments as the Issuing Bank may reasonably request.

            (d) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

            (e) Representations and Warranties. All of the representations and warranties contained in Section 8 of the Agreement and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

            (f) Amendment Fee. Payment of an amendment fee in the amount of $1,000 to the Issuing Bank, which amendment fee will be due and payable as of the date hereof.

            (g) Conditions Precedent in Related Documents. All conditions precedent to the extension of the Letter of Credit in the Related Documents shall have been satisfied.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

      Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the

                                       3

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other Loan Documents and except as expressly modified and superseded by this
Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Account Party and the Issuing Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

      Section 4.2 Representations and Warranties. The Borrower and the Account Party hereby represent and warrant to the Issuing Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the Account Party and will not violate the certificate of incorporation, bylaws or other organizational documents of the Borrower and the Account Party, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except for those that relate solely to a specific date or have changed as a result of transactions permitted by the Agreement, (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (d) after giving effect to this Amendment, the Borrower and the Account Party is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V

                                 Miscellaneous

      Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Issuing Bank shall affect the representations and warranties or the right of the Issuing Bank to rely upon them.

      Section 5.2 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 5.3 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      Section 5.4 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Issuing Bank, the Account Party and the Borrower and their respective successors and assigns, except the Borrower and the Account Party may not assign or transfer its rights or obligations hereunder without the prior written consent of the Issuing Bank.

      Section 5.5 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which

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when taken together shall constitute one and the same instrument. Facsimiles of signatures shall be binding and effective as originals.

      Section 5.6 Effect of Waiver. No consent or waiver, express or implied, by the Issuing Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or the Account Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      Section 5.7 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 5.8 ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

[The Remainder of This Document Is Intentionally Left Blank. Signature Pages Follow.]

                                       5

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      IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

                              BORROWER:

                              WCA WASTE SYSTEMS, INC.

                              By: /s/ Charles A. Casalinova
                                  --------------------------------------
                                  Charles A. Casalinova
                                  Vice President

                              ACCOUNT PARTY:

                              WASTE CORPORATION OF TEXAS, L.P.

                              By: WCA Texas Management General, Inc.,
                                  as its general partner

                              By: /s/ Charles A. Casalinova
                                  --------------------------------------
                                  Charles A Casalinova
                                  Vice President

          Signature Page to First Amendment to Reimbursement Agreement

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                              ISSUING BANK:

                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                              By: /s/ Michael Real
                                  --------------------------------------
                                  Michael Real
                                  Vice President

          Signature Page to First Amendment to Reimbursement Agreement